UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Dynamic Asset Allocation Equity Fund

Annual report
5 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Equity Fund

Annual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 10, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Source: Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/20. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

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Please describe the market environment during the 12-month reporting period ended May 31, 2020.

Global financial markets were marked by a series of ups and downs during the 12-month period. At the beginning of the period, the environment was generally favorable for equities and fixed-income securities. The Federal Reserve [Fed] cut interest rates three times in 2019, and trade tensions eased between China and the United States. However, starting in February 2020, the economic fallout from the COVID-19 pandemic and the collapse in oil prices sent markets into a tailspin.

Markets endured a historic sell-off and a partial recovery in the following weeks through the end of May. U.S. equity markets generally outperformed their international counterparts during the period. The S&P 500 Index, a broad measure of stocks, rose 12.84% during the period. U.S. small-cap stocks, as measured by the Russell 3000 Index, gained 11.46%. The MSCI EAFE Index [ND], which tracks stocks in international developed markets, fell 2.81%, and the MSCI Emerging Markets Index [GD] dropped 4.39% during the period.

Dynamic Asset Allocation Equity Fund 3

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 5/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Dynamic Asset Allocation Equity Fund

Investors also braced for a global recession as growth plummeted and stay-at-home orders took effect. A flight-to-safety trade pushed the yields on U.S. Treasuries lower. After cutting interest rates to near zero in mid-March, the Fed unleashed a torrent of bond-buying programs to help stabilize the markets. It purchased Treasury and agency mortgage-backed securities and launched a lending facility to prop up money market mutual funds and corporate bonds. These actions have increased liquidity in the bond markets and, in turn, stabilized spreads as we ended the period. Central banks across Europe, Asia, and other regions also rolled out stimulus measures in response to COVID-19.

How did the fund perform?

Putnam Dynamic Asset Allocation Equity Fund rose 5.47% over the 12-month period. The fund underperformed the custom benchmark, the Putnam Equity Blended Index, which gained 7.71%, and its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies affected relative performance?

We seek to add value through asset allocation strategies and active security selection. The fund’s dynamic asset allocation strategies added value, while our active implementation decisions/security selections detracted during the period. Our asset allocation strategy added value as the fund held an underweight position in international developed-market equities and a slight overweight position in U.S. large-cap stocks relative to the benchmark. Active implementation weakness was primarily driven

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Equity Fund 5

by U.S. large-cap equity selection and, to a lesser degree, by international developed-markets equity selection.

Emerging-market equity selection and U.S. large-cap value stocks added to performance. We expect the U.S. economy will bounce back stronger and be more durable than the economies in Europe and in emerging markets. In our view, the U.S. economy is likely to begin to reaccelerate in the third quarter of 2020.

What is your outlook for the months ahead?

We are closely monitoring the spread of COVID-19, commodity prices, and volatility in the financial markets. We believe the biggest risk on the horizon is the impact of the coronavirus pandemic on economic growth, corporate earnings growth, and cash flows. We believe credit markets, supported by the Fed’s promise for unlimited quantitative easing, could recover sooner than equity markets in 2020. The Fed, other global central banks, and governments are taking the appropriate monetary and fiscal policy measures, in our view.

While some U.S. states have begun easing stay-at-home restrictions, the road to global economic recovery remains slow and uncertain. The Fed in mid-June said it would leave interest rates near zero for the foreseeable future because of high projected unemployment. The central bank expects the U.S. economy to contract by 6.5% at the end of this year compared with the final quarter of 2019, before rebounding by 5% in 2021. Therefore, we believe a recession is inevitable in the United States.

Against this backdrop, we continue to have conviction in our stock-selection strategies, based on their strong long-term results. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	11.94%	156.78%	9.89%	27.08%	4.91%	15.32%	4.87%	5.47%
After sales charge	11.36	142.02	9.24	19.77	3.67	8.69	2.82	–0.59
Class P (8/31/16)
Net asset value	12.02	158.93	9.98	28.16	5.09	16.05	5.09	5.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge, levied at the time of purchase. Class P shares have no initial sales charge or CDSC. Performance for class P shares prior to their inception is derived from the historical performance of class A shares and has not been adjusted for the lower investor servicing fees applicable to class P shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	14.49%	233.38%	12.80%	55.05%	9.17%	31.45%	9.54%	11.46%
Putnam Equity Blended
Index*	12.77	178.90	10.80	41.05	7.12	22.82	7.09	7.71
Lipper Multi-Cap Core
Funds category average†	12.59	179.95	10.71	38.17	6.56	22.42	6.88	7.89

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Equity Blended Index is an unmanaged index administered by Putnam Management and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/20, there were 685, 609, 515, 363, and 326 funds, respectively, in this Lipper category.

Dynamic Asset Allocation Equity Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class P shares would have been valued at $25,893.

Fund price and distribution information For the 12-month period ended 5/31/20

Distributions	Class A		Class P
Number	1		1
Income	$0.160		$0.199
Capital gains
Long-term gains	0.083		0.083
Short-term gains	—		—
Total	$0.243		$0.282
	Before	After	Net
	sales	sales	asset
Share value	charge	charge	value
5/31/19	$11.07	$11.75	$11.09
5/31/20	11.45	12.15	11.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (1/23/09)
Before sales charge	12.15%	176.88%	10.72%	33.70%	5.98%	18.02%	5.68%	1.63%
After sales charge	11.57	160.96	10.07	26.01	4.73	11.23	3.61	–4.21
Class P (8/31/16)
Net asset value	12.24	179.43	10.82	34.95	6.18	18.86	5.93	1.95

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Dynamic Asset Allocation Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class P
Net expenses for the fiscal year ended 5/31/19*	0.87%	0.63%
Total annual operating expenses for the fiscal year ended 5/31/19	1.15%	0.91%
Annualized expense ratio for the six-month period ended 5/31/20†	0.85%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Although the fund’s distribution and service (12b-1) plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares, no payments under the plan have been authorized by the Trustees.

Should the Trustees decide in the future to approve payments under the plan, the prospectus will be revised.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 9/30/20.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class P
Expenses paid per $1,000*†	$4.14	$3.02
Ending value (after expenses)	$948.50	$949.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Equity Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class P
Expenses paid per $1,000*†	$4.29	$3.13
Ending value (after expenses)	$1,020.75	$1,021.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Dynamic Asset Allocation Equity Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. You can lose money by investing in the fund.

Dynamic Asset Allocation Equity Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross total return (GD) indexes reinvest as much as possible of a company’s dividend distributions.

Putnam Equity Blended Index is an unmanaged index representing global stock market performance, and comprises 75% the Russell 3000 Index, 19% the MSCI EAFE Index (ND), and 6% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have

12 Dynamic Asset Allocation Equity Fund

similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Dynamic Asset Allocation Equity Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Dynamic Asset Allocation Equity Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Equity Fund 15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Dynamic Asset Allocation Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Dynamic Asset Allocation Equity Fund

The fund’s portfolio 5/31/20

COMMON STOCKS (90.8%)*	Shares	Value
Aerospace and defense (1.8%)
HEICO Corp.	431	$43,428
Lockheed Martin Corp.	823	319,686
Northrop Grumman Corp.	1,725	578,220
Raytheon Technologies Corp.	1,512	97,554
Teledyne Technologies, Inc. †	146	54,622
TransDigm Group, Inc.	127	53,952
		1,147,462
Airlines (0.4%)
Copa Holdings SA Class A (Panama)	239	10,483
Delta Air Lines, Inc.	3,988	100,537
Japan Airlines Co., Ltd. (Japan)	700	13,775
Southwest Airlines Co.	2,821	90,554
United Airlines Holdings, Inc. † S	1,621	45,453
		260,802
Automotive (0.7%)
Companhia De Locacao das Americas (Brazil)	11,337	31,421
Ferrari NV (Italy)	85	14,397
Fiat Chrysler Automobiles NV (Italy) †	2,942	26,092
General Motors Co.	2,295	59,395
Peugeot SA (France) †	2,742	39,248
Tesla Motors, Inc. †	63	52,605
Toyota Industries Corp. (Japan)	500	25,586
Toyota Motor Corp. (Japan)	300	18,823
United Rentals, Inc. †	844	117,223
Volkswagen AG (Preference) (Germany) †	286	41,929
Volvo AB (Sweden) †	1,358	19,307
		446,026
Banking (4.5%)
ABN AMRO Bank NV GDR (Netherlands)	2,467	19,869
Banco Bilbao Vizcaya Argenta (Spain)	13,819	43,140
Bank Leumi Le-Israel BM (Israel)	5,207	27,819
Bank of America Corp.	10,871	262,209
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia)	179,000	35,329
BNP Paribas SA (France) †	1,514	54,610
BOC Hong Kong Holdings, Ltd. (Hong Kong)	6,500	18,244
Citigroup, Inc.	12,963	621,057
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	10,360	39,996
Credit Agricole SA (France) †	3,790	33,168
DBS Group Holdings, Ltd. (Singapore)	1,500	20,748
DNB ASA (Norway) †	3,338	45,626
Fifth Third Bancorp	3,063	59,392
HDFC Bank, Ltd. (India)	6,887	86,833
HSBC Holdings PLC (United Kingdom)	3,976	18,284
ING Groep NV (Netherlands)	5,603	36,382
Israel Discount Bank, Ltd. Class A (Israel)	6,478	20,764
JPMorgan Chase & Co.	8,877	863,821
KBC Group NV (Belgium)	432	22,689
KeyCorp	3,088	36,593

Dynamic Asset Allocation Equity Fund 17

COMMON STOCKS (90.8%)* cont.	Shares	Value
Banking cont.
PNC Financial Services Group, Inc. (The)	1,001	$114,154
Popular, Inc. (Puerto Rico)	454	17,928
Sberbank of Russia PJSC ADR (Russia)	3,773	42,889
Skandinaviska Enskilda Banken AB (Sweden) †	5,257	45,799
Standard Chartered PLC (United Kingdom)	3,758	17,189
State Street Corp.	1,090	66,446
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,907	113,191
Wells Fargo & Co.	1,990	52,675
		2,836,844
Beverage (1.9%)
Carlsberg A/S Class B (Denmark)	415	53,747
Coca-Cola Co. (The)	8,515	397,480
Coca-Cola HBC AG (Switzerland)	2,393	60,480
Diageo PLC (United Kingdom)	1,361	47,065
Keurig Dr Pepper, Inc.	862	24,067
Molson Coors Beverage Co. Class B	1,302	49,424
Monster Beverage Corp. †	499	35,883
PepsiCo, Inc.	3,338	439,113
Wuliangye Yibin Co., Ltd. Class A (China)	2,500	51,943
		1,159,202
Biotechnology (2.1%)
Alnylam Pharmaceuticals, Inc. †	210	28,407
Amgen, Inc.	1,965	451,360
Biogen, Inc. †	567	174,120
Gilead Sciences, Inc.	546	42,495
Neurocrine Biosciences, Inc. †	125	15,595
Regeneron Pharmaceuticals, Inc. †	496	303,954
Sage Therapeutics, Inc. †	365	13,038
Seattle Genetics, Inc. †	517	81,278
Vertex Pharmaceuticals, Inc. †	630	181,415
		1,291,662
Broadcasting (0.1%)
Discovery, Inc. Class A †	1,429	31,081
Liberty Media Corp.-Liberty SiriusXM Class A †	401	14,637
		45,718
Cable television (1.2%)
Charter Communications, Inc. Class A †	625	340,000
Comcast Corp. Class A	10,122	400,831
Liberty Global PLC Class C (United Kingdom) †	1,118	23,064
		763,895
Chemicals (1.8%)
Air Products & Chemicals, Inc.	427	103,185
Akzo Nobel NV (Netherlands)	526	43,175
Albemarle Corp. S	980	74,990
Arkema SA (France)	355	31,049
Ashland Global Holdings, Inc.	254	17,059
Asian Paints, Ltd. (India)	1,325	29,436
Axalta Coating Systems, Ltd. †	1,693	39,125
Celanese Corp.	256	23,017

18 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Chemicals cont.
CF Industries Holdings, Inc.	1,952	$57,330
Covestro AG (Germany) †	1,369	50,754
Dow, Inc.	2,783	107,424
DuPont de Nemours, Inc.	1,466	74,370
Eastman Chemical Co.	833	56,711
ICL Group, Ltd. (Israel)	3,569	12,354
Koninklijke DSM NV (Netherlands)	309	39,658
Linde PLC	395	79,924
Linde PLC	147	29,438
NewMarket Corp.	65	28,348
Nitto Denko Corp. (Japan)	300	16,251
PPG Industries, Inc.	321	32,636
Sherwin-Williams Co. (The)	235	139,555
Shin-Etsu Chemical Co., Ltd. (Japan)	500	58,671
		1,144,460
Commercial and consumer services (2.8%)
Adecco Group AG (Switzerland)	587	27,988
Aramark	2,475	64,078
Avalara, Inc. †	446	47,749
Benefit One, Inc. (Japan)	600	13,125
Booking Holdings, Inc. †	150	245,913
Booz Allen Hamilton Holding Corp.	759	60,538
Brambles, Ltd. (Australia)	4,097	31,572
CK Hutchison Holdings, Ltd. (Hong Kong)	3,000	18,531
Compass Group PLC (United Kingdom)	5,519	81,127
CoStar Group, Inc. †	300	197,040
Edenred (France)	1,597	66,878
Expedia Group, Inc.	293	23,288
Fu Shou Yuan International Group, Ltd. (China)	55,000	51,356
Kakao Corp. (South Korea)	250	53,346
Mastercard, Inc. Class A	804	241,916
Moody’s Corp.	56	14,975
Nexi SpA (Italy) †	2,956	48,760
Nielsen Holdings PLC	1,887	26,210
PayPal Holdings, Inc. †	2,120	328,621
Secom Co., Ltd. (Japan)	600	52,009
Sohgo Security Services Co., Ltd. (Japan)	200	9,844
Verisk Analytics, Inc.	404	69,763
		1,774,627
Communications equipment (1.2%)
Cisco Systems, Inc.	15,009	717,730
		717,730
Computers (5.1%)
Apple, Inc.	7,182	2,283,445
Aspen Technology, Inc. †	323	34,122
Dropbox, Inc. Class A †	4,001	90,303
Fortinet, Inc. †	1,087	151,310
Fujitsu, Ltd. (Japan)	200	20,626
Otsuka Corp. (Japan)	700	33,808

Dynamic Asset Allocation Equity Fund 19

COMMON STOCKS (90.8%)* cont.	Shares	Value
Computers cont.
RingCentral, Inc. Class A †	324	$88,857
ServiceNow, Inc. †	866	335,947
Software AG (Germany) †	854	33,028
Synopsys, Inc. †	672	121,572
Wiwynn Corp. (Taiwan)	1,000	26,715
		3,219,733
Conglomerates (0.8%)
AMETEK, Inc.	843	77,312
Danaher Corp.	2,440	406,529
General Electric Co.	2,175	14,290
		498,131
Construction (0.6%)
China Lesso Group Holdings, Ltd. (China)	33,000	40,173
CRH PLC (Ireland)	5,870	192,069
Eiffage SA (France) †	285	26,073
Fortune Brands Home & Security, Inc.	1,401	85,405
LafargeHolcim, Ltd. (Switzerland)	358	14,875
		358,595
Consumer (0.2%)
Clorox Co. (The)	726	149,738
		149,738
Consumer finance (1.1%)
Capital One Financial Corp.	2,349	159,826
Discover Financial Services	1,490	70,790
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	2,100	10,267
Network International Holdings PLC (United Arab Emirates) †	7,599	43,822
Synchrony Financial	3,873	78,893
Visa, Inc. Class A	1,703	332,494
		696,092
Consumer goods (1.9%)
Essity AB Class B (Sweden) †	1,769	58,538
Estee Lauder Cos., Inc. (The) Class A	693	136,847
Hindustan Unilever, Ltd. (India)	2,180	59,537
Kao Corp. (Japan)	200	16,055
Kose Corp. (Japan)	100	12,535
L’Oreal SA (France) †	268	78,253
Procter & Gamble Co. (The)	6,608	766,000
Unilever NV (Netherlands)	1,346	69,690
Unilever PLC (United Kingdom)	374	20,069
		1,217,524
Consumer services (0.5%)
JD.com, Inc. ADR (China) †	1,804	98,011
Meituan Dianping Class B (China) †	3,000	57,129
MercadoLibre, Inc. (Argentina) †	79	67,282
Netflix, Inc. †	108	45,331
Zalando SE (Germany) †	555	37,352
		305,105

20 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Containers (0.2%)
Ball Corp.	489	$34,846
Berry Global Group, Inc. †	1,055	47,380
Crown Holdings, Inc. †	584	38,211
		120,437
Distribution (0.4%)
Ferguson PLC (United Kingdom)	768	60,661
ITOCHU Corp. (Japan)	2,900	62,243
PALTAC Corp. (Japan)	500	24,518
Sysco Corp.	1,233	68,012
US Foods Holding Corp. †	1,098	21,016
		236,450
Electric utilities (2.3%)
AES Corp. (The)	4,365	54,519
AGL Energy, Ltd. (Australia)	2,102	23,352
Ameren Corp.	998	74,581
American Electric Power Co., Inc.	3,962	337,761
CenterPoint Energy, Inc.	2,990	53,162
CLP Holdings, Ltd. (Hong Kong)	2,000	19,628
Companhia Paranaense de Energia-Copel (Preference) (Brazil)	7,593	90,069
Consolidated Edison, Inc.	186	13,961
E.ON SE (Germany)	3,143	33,266
Enel SpA (Italy)	10,323	79,436
Entergy Corp.	751	76,467
Evergy, Inc.	1,498	92,412
Exelon Corp.	7,646	292,918
IDACORP, Inc.	199	18,553
Pinnacle West Capital Corp.	690	53,751
Public Service Enterprise Group, Inc.	1,789	91,311
Southern Co. (The)	345	19,689
SSE PLC (United Kingdom)	2,105	32,425
		1,457,261
Electrical equipment (0.8%)
Daikin Industries, Ltd. (Japan)	400	58,897
Honeywell International, Inc.	2,208	322,037
Legrand SA (France)	452	30,879
Schneider Electric SA (France)	552	55,069
Voltronic Power Technology Corp. (Taiwan)	2,000	51,038
		517,920
Electronics (3.5%)
Garmin, Ltd.	596	53,741
Hoya Corp. (Japan)	1,100	103,249
Intel Corp.	1,548	97,416
MediaTek, Inc. (Taiwan)	4,000	61,712
MinebeaMitsumi, Inc. (Japan)	1,600	28,137
NVIDIA Corp.	649	230,408
NXP Semiconductors NV	455	43,726
Qualcomm, Inc.	7,390	597,703
Roper Technologies, Inc.	220	86,636
Samsung Electronics Co., Ltd. (South Korea)	4,921	202,048

Dynamic Asset Allocation Equity Fund 21

COMMON STOCKS (90.8%)* cont.	Shares	Value
Electronics cont.
Samsung Electronics Co., Ltd. (Preference) (South Korea)	1,240	$43,037
Silergy Corp. (China)	1,000	53,981
SK Hynix, Inc. (South Korea)	1,248	82,403
SMC Corp. (Japan)	100	50,339
STMicroelectronics NV (France)	1,302	32,179
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	5,000	43,516
Texas Instruments, Inc.	1,372	162,912
Thales SA (France)	515	39,467
Xilinx, Inc.	2,084	191,624
		2,204,234
Energy (oil field) (—%)
Halliburton Co.	1,510	17,743
		17,743
Engineering and construction (0.1%)
ACS Actividades de Construccion y Servicios SA (Spain)	1,115	28,593
Obayashi Corp. (Japan)	1,900	17,602
Vinci SA (France)	315	29,208
		75,403
Entertainment (0.4%)
Live Nation Entertainment, Inc. †	1,099	54,027
Sony Corp. (Japan)	2,700	172,416
		226,443
Financial (0.9%)
3i Group PLC (United Kingdom)	3,124	32,013
Ally Financial, Inc.	2,430	42,379
Apollo Global Management, Inc.	1,791	85,252
Deutsche Boerse AG (Germany)	572	94,254
Hana Financial Group, Inc. (South Korea)	1,169	28,196
London Stock Exchange Group PLC (United Kingdom)	662	65,911
LPL Financial Holdings, Inc.	308	21,988
MGIC Investment Corp.	2,363	19,400
ORIX Corp. (Japan)	3,200	42,506
Partners Group Holding AG (Switzerland)	75	62,322
Radian Group, Inc.	4,786	76,002
Singapore Exchange, Ltd. (Singapore)	3,000	17,665
		587,888
Food (1.2%)
a2 Milk Co., Ltd. (New Zealand) †	998	11,798
Associated British Foods PLC (United Kingdom)	1,484	33,519
Dino Polska SA (Poland) †	846	38,673
Hershey Co. (The)	825	111,936
JDE Peet’s BV (Netherlands) †	516	20,529
Jeronimo Martins SGPS SA (Portugal) †	1,908	32,666
Just Eat-Takeaway (Netherlands) †	235	25,588
Kerry Group PLC Class A (Ireland)	352	43,730
Mondelez International, Inc. Class A	2,873	149,741
Nestle SA (Switzerland)	1,128	122,128
Seven & i Holdings Co., Ltd. (Japan)	1,200	41,078
Shoprite Holdings, Ltd. (South Africa)	3,048	17,959

22 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Food cont.
Tesco PLC (United Kingdom)	5,157	$14,594
WH Group, Ltd. (Hong Kong)	55,000	47,706
Wilmar International, Ltd. (Singapore)	5,700	16,160
		727,805
Gaming and lottery (—%)
Aristocrat Leisure, Ltd. (Australia)	1,450	24,580
		24,580
Health-care services (1.3%)
Aier Eye Hospital Group Co., Ltd. Class A (China)	7,735	42,455
Alfresa Holdings Corp. (Japan)	800	16,145
Cardinal Health, Inc.	345	18,868
Chemed Corp.	29	13,877
Cigna Corp.	860	169,695
M3, Inc. (Japan)	500	20,162
McKesson Corp.	1,063	168,666
PeptiDream, Inc. (Japan) †	200	8,982
Suzuken Co., Ltd. (Japan)	500	18,179
UnitedHealth Group, Inc.	835	254,550
WuXi AppTec Co., Ltd. Class H (China)	4,620	49,033
		780,612
Homebuilding (0.3%)
Berkeley Group Holdings PLC (The) (United Kingdom)	292	14,837
Daiwa House Industry Co., Ltd. (Japan)	900	22,369
PulteGroup, Inc.	4,422	150,215
Taylor Wimpey PLC (United Kingdom)	9,532	16,993
		204,414
Household furniture and appliances (0.1%)
Hoshizaki Corp. (Japan)	200	16,160
Tempur Sealy International, Inc. †	343	22,374
		38,534
Industrial (0.3%)
Johnson Controls International PLC	5,775	181,393
		181,393
Insurance (2.0%)
AIA Group, Ltd. (Hong Kong)	14,800	120,661
Allianz SE (Germany)	422	76,573
Allstate Corp. (The)	1,002	98,006
American Financial Group, Inc.	237	14,277
American International Group, Inc.	2,257	67,845
Assured Guaranty, Ltd.	3,213	83,313
Aviva PLC (United Kingdom)	14,355	44,163
AXA SA (France) †	6,035	110,442
Axis Capital Holdings, Ltd.	878	32,960
Fidelity National Financial, Inc.	1,098	35,026
Gjensidige Forsikring ASA (Norway) †	565	10,278
Legal & General Group PLC (United Kingdom)	20,570	50,812
Lincoln National Corp.	1,276	48,399
MetLife, Inc.	6,585	237,126
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	5,000	49,641

Dynamic Asset Allocation Equity Fund 23

COMMON STOCKS (90.8%)* cont.	Shares	Value
Insurance cont.
Prudential PLC (United Kingdom)	5,891	$76,836
Reinsurance Group of America, Inc.	239	21,689
Swiss Life Holding AG (Switzerland)	35	12,350
W.R. Berkley Corp.	440	25,498
Zurich Insurance Group AG (Switzerland)	54	17,471
		1,233,366
Investment banking/Brokerage (1.0%)
Ameriprise Financial, Inc.	847	118,639
Amundi SA (France) †	160	11,937
Charles Schwab Corp. (The)	1,970	70,743
CI Financial Corp. (Canada)	2,300	27,262
Goldman Sachs Group, Inc. (The)	1,085	213,191
Hargreaves Lansdown PLC (United Kingdom)	528	12,013
Morgan Stanley	3,773	166,767
Quilter PLC (United Kingdom)	13,301	21,341
SEI Investments Co.	324	17,567
		659,460
Lodging/Tourism (0.5%)
Extended Stay America, Inc. (Units)	1,444	16,606
Hilton Worldwide Holdings, Inc.	2,435	193,120
InterContinental Hotels Group PLC (United Kingdom)	482	23,065
MGM Resorts International	3,006	51,643
		284,434
Machinery (1.0%)
Caterpillar, Inc.	257	30,873
Cummins, Inc.	991	168,074
Curtiss-Wright Corp.	141	14,142
Hitachi, Ltd. (Japan)	1,900	60,984
KION Group AG (Germany) †	586	32,553
Otis Worldwide Corp. †	4,501	236,978
Sandvik AB (Sweden) †	4,079	67,883
SIG Combibloc Group AG (Switzerland)	2,721	45,625
		657,112
Manufacturing (0.6%)
AptarGroup, Inc.	404	45,002
Dover Corp.	614	59,712
Eaton Corp. PLC	924	78,448
Elite Material Co., Ltd. (Taiwan)	7,000	34,452
Toshiba Corp. (Japan)	1,300	35,564
Trane Technologies PLC	1,335	120,430
		373,608
Medical technology (2.8%)
Abbott Laboratories	2,838	269,383
Asahi Intecc Co., Ltd. (Japan)	500	15,322
Baxter International, Inc.	1,193	107,382
Cooper Cos., Inc. (The)	203	64,347
Dentsply Sirona, Inc.	968	45,031
Edwards Lifesciences Corp. †	840	188,765
Elekta AB Class B (Sweden)	1,782	18,871

24 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Medical technology cont.
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	514	$9,581
Hill-Rom Holdings, Inc.	341	34,669
Hologic, Inc. †	1,292	68,476
IDEXX Laboratories, Inc. †	554	171,120
Medtronic PLC	3,678	362,577
Quidel Corp. †	256	44,800
Sartorius Stedim Biotech (France) †	92	25,026
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	1,100	42,995
Thermo Fisher Scientific, Inc.	211	73,679
Universal Vision Biotechnology Co., Ltd. (Taiwan)	11,000	52,046
West Pharmaceutical Services, Inc.	294	63,516
Zimmer Biomet Holdings, Inc.	832	105,115
		1,762,701
Metals (0.6%)
Anglo American PLC (United Kingdom)	5,410	114,450
BHP Group PLC (United Kingdom)	1,785	35,007
Fortescue Metals Group, Ltd. (Australia)	3,094	28,389
Freeport-McMoRan, Inc. (Indonesia)	8,035	72,877
Glencore PLC (United Kingdom)	490	914
Reliance Steel & Aluminum Co.	332	32,204
Rio Tinto PLC (United Kingdom)	1,288	69,038
		352,879
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	20,902	53,110
		53,110
Natural gas utilities (0.4%)
China Resources Gas Group, Ltd. (China)	10,000	54,744
Eni SpA (Italy)	2,331	21,144
Kinder Morgan, Inc.	8,179	129,228
Snam SpA (Italy)	4,859	22,659
		227,775
Office equipment and supplies (0.1%)
Avery Dennison Corp.	655	72,489
		72,489
Oil and gas (2.5%)
BP PLC (United Kingdom)	15,647	59,416
Cenovus Energy, Inc. (Canada)	5,272	22,974
Chevron Corp.	5,096	467,303
ConocoPhillips	2,419	102,033
Enterprise Products Partners LP	3,666	70,021
EOG Resources, Inc.	540	27,524
Exxon Mobil Corp.	2,152	97,851
Lukoil PJSC ADR (Russia)	994	74,288
Lundin Petroleum AB (Sweden)	597	14,465
Marathon Oil Corp.	3,333	17,798
Occidental Petroleum Corp.	393	5,089
OMV AG (Austria) †	543	18,000
ONEOK, Inc.	974	35,736
Orsted A/S (Denmark)	398	46,858

Dynamic Asset Allocation Equity Fund 25

COMMON STOCKS (90.8%)* cont.	Shares	Value
Oil and gas cont.
Ovintiv, Inc.	1,100	$8,293
Phillips 66	1,830	143,216
Reliance Industries, Ltd. (India)	5,879	114,398
Royal Dutch Shell PLC Class B (United Kingdom)	6,159	93,984
Santos, Ltd. (Australia)	5,233	18,469
TOTAL SA (France)	1,570	59,030
Valero Energy Corp.	1,561	104,025
		1,600,771
Pharmaceuticals (5.6%)
AbbVie, Inc.	2,972	275,415
Alkermes PLC †	1,438	23,526
Astellas Pharma, Inc. (Japan)	5,500	97,772
AstraZeneca PLC (United Kingdom)	887	94,310
AstraZeneca PLC ADR (United Kingdom)	2,312	126,235
Bristol-Myers Squibb Co.	2,380	142,134
DexCom, Inc. †	310	117,276
Eli Lilly and Co.	2,203	336,948
Galapagos NV (Belgium) †	137	28,073
GlaxoSmithKline PLC (United Kingdom)	1,765	36,553
Hypera SA (Brazil)	5,900	35,624
Johnson & Johnson	4,026	598,868
Kobayashi Pharmaceutical Co., Ltd. (Japan)	100	8,910
Lonza Group AG (Switzerland)	370	182,191
Merck & Co., Inc.	6,421	518,303
Novartis AG (Switzerland)	2,402	208,228
Novo Nordisk A/S Class B (Denmark)	1,589	103,598
Ono Pharmaceutical Co., Ltd. (Japan)	500	14,290
Pfizer, Inc.	5,821	222,304
Roche Holding AG (Switzerland)	673	233,615
Shionogi & Co., Ltd. (Japan)	1,100	64,996
Zoetis, Inc.	166	23,139
		3,492,308
Power producers (0.4%)
NRG Energy, Inc.	4,156	149,824
Vistra Energy Corp.	3,638	74,361
		224,185
Publishing (0.3%)
S&P Global, Inc.	470	152,759
Wolters Kluwer NV (Netherlands)	825	65,921
		218,680
Railroads (0.6%)
Aurizon Holdings, Ltd. (Australia)	11,119	34,973
Odakyu Electric Railway Co., Ltd. (Japan)	700	17,479
Union Pacific Corp.	1,898	322,394
West Japan Railway Co. (Japan)	400	25,827
		400,673
Real estate (2.5%)
A-Living Services Co., Ltd. Class H (China)	11,000	59,252
AGNC Investment Corp. R	14,522	187,915

26 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Real estate cont.
American Campus Communities, Inc. R	381	$12,306
Annaly Capital Management, Inc. R	27,094	166,899
Apartment Investment and Management Co. Class A R	634	23,376
AvalonBay Communities, Inc. R	354	55,228
Boston Properties, Inc. R	1,159	99,651
Brixmor Property Group, Inc. R	1,256	14,017
Camden Property Trust R	356	32,599
CBRE Group, Inc. Class A †	1,195	52,556
CK Asset Holdings, Ltd. (Hong Kong)	7,500	41,226
Duke Realty Corp. R	1,465	50,513
Equity Lifestyle Properties, Inc. R	436	27,163
Equity Residential R	778	47,116
Essex Property Trust, Inc. R	278	67,490
Federal Realty Investment Trust R	229	18,299
Gaming and Leisure Properties, Inc. R	3,277	113,188
Goodman Group (Australia) R	3,277	33,220
Henderson Land Development Co., Ltd. (Hong Kong)	4,900	17,600
Invitation Homes, Inc. R	2,113	55,572
Jones Lang LaSalle, Inc.	116	11,878
MFA Financial, Inc. R	3,910	6,608
New Residential Investment Corp. R	2,331	16,713
Nippon Prologis REIT, Inc. (Japan) R	12	33,846
Nomura Real Estate Holdings, Inc. (Japan)	900	16,683
Outfront Media, Inc. R	1,037	14,559
Starwood Property Trust, Inc. R	7,605	100,842
STORE Capital Corp. R	1,242	24,020
Sun Communities, Inc. R	263	36,081
Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	23,136
Two Harbors Investment Corp. R	2,847	12,868
VEREIT, Inc. R	6,848	37,527
Vornado Realty Trust R	841	30,453
Weingarten Realty Investors R	795	14,215
		1,554,615
Regional Bells (0.4%)
AT&T, Inc. S	9,059	279,561
		279,561
Restaurants (0.6%)
Chipotle Mexican Grill, Inc. †	87	87,340
Jubilant Foodworks, Ltd. (India)	877	19,203
Starbucks Corp.	3,172	247,384
		353,927
Retail (6.5%)
adidas AG (Germany) †	220	57,691
Amazon.com, Inc. †	847	2,068,688
BJ’s Wholesale Club Holdings, Inc. †	3,973	143,028
Clicks Group, Ltd. (South Africa)	3,272	43,541
Costco Wholesale Corp.	65	20,051
Home Depot, Inc. (The)	1,029	255,686
Industria de Diseno Textil SA (Inditex) (Spain)	2,361	65,999

Dynamic Asset Allocation Equity Fund 27

COMMON STOCKS (90.8%)* cont.	Shares	Value
Retail cont.
Kingfisher PLC (United Kingdom)	9,840	$23,710
Koninklijke Ahold Delhaize NV (Netherlands)	3,852	97,838
Li Ning Co., Ltd. (China)	14,500	48,922
lululemon athletica, Inc. (Canada) †	394	118,237
NIKE, Inc. Class B	1,912	188,485
Poya International Co., Ltd. (Taiwan)	3,030	58,343
Sundrug Co., Ltd. (Japan)	500	16,846
Target Corp.	2,194	268,392
Wal-Mart de Mexico SAB de CV (Mexico)	31,883	79,799
Walgreens Boots Alliance, Inc.	910	39,075
Walmart, Inc.	3,144	390,045
Wesfarmers, Ltd. (Australia)	2,107	56,162
Wilcon Depot, Inc. (Philippines)	109,400	32,592
Woolworths Group, Ltd. (Australia)	1,679	39,323
		4,112,453
Schools (0.1%)
New Oriental Education & Technology Group, Inc. ADR (China) †	464	55,661
		55,661
Semiconductor (0.9%)
ASML Holding NV (Netherlands)	88	28,807
KLA Corp.	646	113,670
Lam Research Corp.	334	91,406
Renesas Electronics Corp. (Japan) †	4,000	20,803
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	27,000	262,959
Tokyo Electron, Ltd. (Japan)	100	19,991
		537,636
Shipping (—%)
Yangzijiang Shipbuilding Holdings, Ltd. (China)	30,900	20,688
		20,688
Software (8.6%)
Activision Blizzard, Inc.	4,953	356,517
Adobe, Inc. †	2,163	836,216
Amdocs, Ltd.	300	18,678
Atlassian Corp PLC Class A (Australia) †	606	112,292
Autodesk, Inc. †	830	174,615
Cadence Design Systems, Inc. †	1,432	130,727
Dassault Systemes SA (France)	355	60,264
Everbridge, Inc. †	541	79,127
Intuit, Inc.	1,397	405,577
Microsoft Corp.	11,806	2,163,450
Nexon Co., Ltd. (Japan)	1,700	35,445
Oracle Corp.	6,466	347,677
Take-Two Interactive Software, Inc. †	2,394	325,991
Tata Consultancy Services, Ltd. (India)	2,931	76,461
Totvs SA (Brazil)	16,155	60,881
Ubisoft Entertainment SA (France) †	387	30,059
Veeva Systems, Inc. Class A †	1,009	220,840
		5,434,817

28 Dynamic Asset Allocation Equity Fund

COMMON STOCKS (90.8%)* cont.	Shares	Value
Technology services (7.0%)
Alibaba Group Holding, Ltd. (China) †	16,577	$427,343
Alibaba Group Holding, Ltd. ADR (China) †	320	66,365
Alphabet, Inc. Class A †	724	1,037,868
Alphabet, Inc. Class C †	313	447,252
Baidu, Inc. ADR (China) †	150	15,983
Capgemini SE (France)	139	14,273
CompuGroup Medical SE (Germany)	507	41,403
DocuSign, Inc. †	2,485	347,254
DXC Technology Co.	179	2,544
eBay, Inc.	8,239	375,204
Facebook, Inc. Class A †	1,649	371,174
Fair Isaac Corp. †	131	52,747
Fidelity National Information Services, Inc.	2,036	282,658
Itochu Techno-Solutions Corp. (Japan)	800	27,061
Leidos Holdings, Inc.	860	90,549
NAVER Corp. (South Korea)	293	53,626
Nomura Research Institute, Ltd. (Japan)	1,200	31,743
Prosus NV (Netherlands) †	665	53,958
Roku, Inc. †	226	24,749
Salesforce.com, Inc. †	1,013	177,062
Tencent Holdings, Ltd. (China)	7,100	378,440
Tencent Holdings, Ltd. ADR (China)	238	12,928
Yandex NV Class A (Russia) †	1,219	49,040
		4,381,224
Telecommunications (2.0%)
American Tower Corp. R	1,438	371,249
BT Group PLC (United Kingdom)	7,513	10,834
Cellnex Telecom, SA 144A (Spain)	327	18,565
China Mobile, Ltd. (China)	20,500	144,046
Crown Castle International Corp. R	1,128	194,196
Equinix, Inc. R	222	154,874
Hikari Tsushin, Inc. (Japan)	100	21,937
MTN Group, Ltd. (South Africa)	11,008	33,995
NTT DoCoMo, Inc. (Japan)	900	24,614
Safaricom PLC (Kenya)	187,131	51,708
SBA Communications Corp. R	310	97,380
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	185,800	40,166
Telstra Corp., Ltd. (Australia)	9,833	21,130
Vodafone Group PLC (United Kingdom)	27,436	45,287
		1,229,981
Telephone (1.4%)
Deutsche Telekom AG (Germany)	5,045	78,302
KDDI Corp. (Japan)	3,900	113,566
Nippon Telegraph & Telephone Corp. (Japan)	1,800	40,754
Verizon Communications, Inc.	11,181	641,565
		874,187

Dynamic Asset Allocation Equity Fund 29

COMMON STOCKS (90.8%)* cont.	Shares	Value
Textiles (0.4%)
Hermes International (France)	88	$73,366
Kering SA (France)	218	114,281
Shenzhou International Group Holdings, Ltd. (China)	2,300	27,646
Top Glove Corp. Bhd (Malaysia)	19,200	58,823
		274,116
Tobacco (0.1%)
British American Tobacco PLC (United Kingdom)	1,010	39,942
Imperial Brands PLC (United Kingdom)	2,191	39,824
		79,766
Toys (0.3%)
JUMBO SA (Greece)	2,515	45,720
Nintendo Co., Ltd. (Japan)	300	121,247
		166,967
Transportation services (0.2%)
Aena SME SA (Spain) †	227	32,488
Deutsche Post AG (Germany) †	2,418	74,907
		107,395
Trucks and parts (0.2%)
Allison Transmission Holdings, Inc.	1,086	40,964
Delphi Automotive PLC	912	68,719
Faurecia SA (France)	898	34,773
		144,456
Waste Management (0.6%)
Republic Services, Inc.	705	60,249
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	4,000	34,666
Waste Connections, Inc.	1,229	115,565
Waste Management, Inc.	1,753	187,133
		397,613
Total common stocks (cost $47,777,772)		$57,053,077

INVESTMENT COMPANIES (0.8%)*	Shares	Value
SPDR S&P 500 ETF Trust S	1,499	$456,176
SPDR S&P MidCap 400 ETF Trust	189	60,769
Total investment companies (cost $485,699)		$516,945

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd. †	56	$58,155
Stanley Black & Decker, Inc. $5.25 cv. pfd.	112	9,111
Total convertible preferred stocks (cost $64,987)		$67,266

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/GBP (Call)	Aug-20/GBP 0.91	$363,153	EUR	327,150	$4,209
EUR/USD (Call)	Nov-20/$1.14	242,934	EUR	218,850	2,205
	Nov-20/JPY
USD/JPY (Put)	105.00	363,025		$363,025	4,084
USD/JPY (Put)	Jul-20/JPY 106.00	245,490		245,490	540
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	253,700		253,700	—

30 Dynamic Asset Allocation Equity Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional		Contract
Counterparty cont.	price	amount		amount	Value
Goldman Sachs International
AUD/USD (Put)	Jul-20/$0.62	$363,836	AUD	545,850	$675
EUR/CHF (Put)	Jun-20/CHF 1.03	472,956	EUR	426,067	68
EUR/USD (Call)	Nov-20/$1.14	242,934	EUR	218,850	2,205
USD/CHF (Put)	Jun-20/CHF 0.94	253,700		$253,700	28
	Nov-20/JPY
USD/JPY (Put)	105.00	363,025		363,025	4,084
UBS AG
EUR/GBP (Call)	Aug-20/GBP 0.90	363,153	EUR	327,150	5,192
Total purchased options outstanding (cost $38,393)					$23,290

	Principal amount/
SHORT-TERM INVESTMENTS (9.3%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	Shares	607,875	$607,875
Putnam Short Term Investment Fund 0.71% L	Shares	4,783,738	4,783,738
U.S. Treasury Bills 1.559%, 6/11/20 #		$225,999	225,993
U.S. Treasury Bills zero%, 8/13/20 #		$84,000	83,977
U.S. Treasury Bills 0.203%, 7/9/20 #		23,001	22,997
U.S. Treasury Cash Management Bills 0.128%, 9/8/20 #		108,000	107,952
U.S. Treasury Cash Management Bills 0.101%, 8/11/20 #		14,001	13,997
Total short-term investments (cost $5,846,472)			$5,846,529

TOTAL INVESTMENTS
Total investments (cost $54,213,323)	$63,507,107

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $62,841,225.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $424,926 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Dynamic Asset Allocation Equity Fund 31

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $74,893 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	78.7%	Netherlands	0.8%
Japan	3.2	South Korea	0.7
China	3.0	Australia	0.7
United Kingdom	2.4	India	0.6
France	1.7	Hong Kong	0.6
Switzerland	1.6	Other	4.1
Germany	1.0	Total	100.0%
Taiwan	0.9

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $11,691,162)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	7/15/20	$22,730	$21,739	$991
	British Pound	Buy	6/17/20	92,507	96,815	(4,308)
	Canadian Dollar	Sell	7/15/20	100,521	98,215	(2,306)
	Euro	Buy	6/17/20	934,611	939,706	(5,095)
	Hong Kong Dollar	Sell	8/19/20	25,637	25,657	20
	Japanese Yen	Sell	8/19/20	27,507	27,609	102
	New Taiwan Dollar	Sell	8/19/20	59,346	60,179	833
	New Zealand Dollar	Buy	7/15/20	33,203	32,072	1,131
	Norwegian Krone	Buy	6/17/20	38,684	35,387	3,297
	Norwegian Krone	Sell	6/17/20	38,684	34,927	(3,757)
	Swedish Krona	Buy	6/17/20	77,261	72,011	5,250
	Swedish Krona	Sell	6/17/20	77,261	76,390	(871)
Barclays Bank PLC
	British Pound	Buy	6/17/20	1,729	286	1,443
	Canadian Dollar	Sell	7/15/20	33,120	32,554	(566)

32 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $11,691,162) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC cont.
	Euro	Sell	6/17/20	$203,755	$202,828	$(927)
	Hong Kong Dollar	Buy	8/19/20	3,193	3,196	(3)
	Indonesian Rupiah	Buy	8/19/20	59,808	57,853	1,955
	Japanese Yen	Buy	8/19/20	86,751	87,095	(344)
	New Zealand Dollar	Buy	7/15/20	52,753	50,962	1,791
	Norwegian Krone	Buy	6/17/20	224,720	219,338	5,382
	Norwegian Krone	Sell	6/17/20	224,720	224,215	(505)
	Swedish Krona	Buy	6/17/20	127,924	124,032	3,892
	Swedish Krona	Sell	6/17/20	127,924	125,486	(2,438)
Citibank, N.A.
	British Pound	Buy	6/17/20	26,925	26,879	46
	Canadian Dollar	Buy	7/15/20	76,190	74,851	1,339
	Danish Krone	Sell	6/17/20	38,684	38,782	98
	Euro	Buy	6/17/20	38,752	39,690	(938)
	Hong Kong Dollar	Sell	8/19/20	17,409	17,396	(13)
	Japanese Yen	Buy	8/19/20	667,013	668,914	(1,901)
	New Zealand Dollar	Sell	7/15/20	50,891	49,147	(1,744)
	Norwegian Krone	Buy	6/17/20	24,291	23,198	1,093
	Norwegian Krone	Sell	6/17/20	24,291	20,213	(4,078)
	Swedish Krona	Buy	6/17/20	64,439	60,644	3,795
	Swedish Krona	Sell	6/17/20	64,439	63,713	(726)
	Swiss Franc	Buy	6/17/20	52,838	52,629	209
	Swiss Franc	Sell	6/17/20	52,838	52,367	(471)
Credit Suisse International
	Australian Dollar	Buy	7/15/20	28,796	26,484	2,312
	Australian Dollar	Sell	7/15/20	28,929	26,019	(2,910)
	British Pound	Sell	6/17/20	16,427	17,660	1,233
	Canadian Dollar	Sell	7/15/20	27,019	26,368	(651)
	Euro	Buy	6/17/20	43,305	45,331	(2,026)
	New Zealand Dollar	Sell	7/15/20	4,655	4,447	(208)
	Norwegian Krone	Buy	6/17/20	66,278	64,873	1,405
	Norwegian Krone	Sell	6/17/20	66,278	55,923	(10,355)
	Swedish Krona	Buy	6/17/20	24,583	22,516	2,067
	Swedish Krona	Sell	6/17/20	24,583	24,304	(279)
Goldman Sachs International
	British Pound	Buy	6/17/20	27,913	26,376	1,537
	Canadian Dollar	Buy	7/15/20	29,706	29,207	499
	Chinese Yuan	Sell	8/19/20	196,157	197,172	1,015
	Euro	Sell	6/17/20	27,760	26,810	(950)
	Japanese Yen	Buy	8/19/20	66,097	66,297	(200)
	New Zealand Dollar	Sell	7/15/20	47,043	45,387	(1,656)
	Norwegian Krone	Buy	6/17/20	91,475	105,248	(13,773)
	Russian Ruble	Buy	6/17/20	64,884	71,032	(6,148)
	Russian Ruble	Sell	6/17/20	64,884	69,065	4,181

Dynamic Asset Allocation Equity Fund 33

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $11,691,162) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Russian Ruble	Buy	9/16/20	$60,529	$58,408	$2,121
	South African Rand	Buy	7/15/20	24,674	22,155	2,519
	Swedish Krona	Buy	6/17/20	116,545	110,960	5,585
	Swiss Franc	Buy	6/17/20	1,768	3,423	(1,655)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/20	73,656	69,658	3,998
	British Pound	Sell	6/17/20	391,147	386,731	(4,416)
	Canadian Dollar	Buy	7/15/20	99,359	99,323	36
	Chinese Yuan (Offshore)	Sell	8/19/20	32,976	33,168	192
	Euro	Buy	6/17/20	260,607	265,172	(4,565)
	Hong Kong Dollar	Sell	8/19/20	198,848	198,996	148
	Indian Rupee	Buy	8/19/20	59,110	58,930	180
	Japanese Yen	Buy	8/19/20	47,634	47,754	(120)
	New Zealand Dollar	Sell	7/15/20	32,149	30,592	(1,557)
	Norwegian Krone	Buy	6/17/20	60,414	57,173	3,241
	Norwegian Krone	Sell	6/17/20	60,414	52,470	(7,944)
	Swedish Krona	Buy	6/17/20	30,485	21,421	9,064
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/15/20	62,591	56,626	5,965
	British Pound	Buy	6/17/20	601,110	625,666	(24,556)
	Canadian Dollar	Sell	7/15/20	15,833	14,991	(842)
	Euro	Sell	6/17/20	431,163	429,615	(1,548)
	Japanese Yen	Sell	8/19/20	190,693	191,132	439
	New Zealand Dollar	Sell	7/15/20	6,703	6,477	(226)
	Norwegian Krone	Sell	6/17/20	46,689	28,989	(17,700)
	Singapore Dollar	Sell	8/19/20	108,824	107,809	(1,015)
	South Korean Won	Buy	8/19/20	11,134	11,274	(140)
	Swedish Krona	Buy	6/17/20	61,817	54,822	6,995
	Swiss Franc	Buy	6/17/20	269,391	274,054	(4,663)
NatWest Markets PLC
	Australian Dollar	Buy	7/15/20	239,097	233,099	5,998
	British Pound	Buy	6/17/20	12,845	12,755	90
	Canadian Dollar	Buy	7/15/20	3,487	3,230	257
	Euro	Buy	6/17/20	73,507	72,005	1,502
	New Zealand Dollar	Buy	7/15/20	25,010	24,309	701
	Norwegian Krone	Buy	6/17/20	67,173	67,478	(305)
	Norwegian Krone	Sell	6/17/20	67,173	59,055	(8,118)
	Swedish Krona	Buy	6/17/20	83,248	80,032	3,216
	Swedish Krona	Sell	6/17/20	83,248	83,191	(57)
State Street Bank and Trust Co.
	Australian Dollar	Buy	7/15/20	9,665	11,662	(1,997)
	British Pound	Sell	6/17/20	86,578	91,300	4,722
	Canadian Dollar	Sell	7/15/20	325,097	319,225	(5,872)

34 Dynamic Asset Allocation Equity Fund

FORWARD CURRENCY CONTRACTS at 5/31/20 (aggregate face value $11,691,162) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Euro	Sell	6/17/20	$194,651	$186,749	$(7,902)
	Hong Kong Dollar	Sell	8/19/20	258,465	258,658	193
	Japanese Yen	Sell	8/19/20	109,156	109,288	132
	New Zealand Dollar	Buy	7/15/20	163,223	157,751	5,472
	Norwegian Krone	Sell	6/17/20	15,720	13,423	(2,297)
	Swedish Krona	Buy	6/17/20	28,924	13,427	15,497
Toronto-Dominion Bank
	Australian Dollar	Buy	7/15/20	29,062	26,659	2,403
	British Pound	Buy	6/17/20	3,953	3,003	950
	Canadian Dollar	Sell	7/15/20	54,691	53,680	(1,011)
	Euro	Sell	6/17/20	58,406	57,006	(1,400)
	New Zealand Dollar	Buy	7/15/20	14,150	13,671	479
	Norwegian Krone	Buy	6/17/20	13,540	13,439	101
	Norwegian Krone	Sell	6/17/20	13,540	11,872	(1,668)
	Swedish Krona	Buy	6/17/20	50,949	47,185	3,764
	Swedish Krona	Sell	6/17/20	50,949	50,795	(154)
UBS AG
	Australian Dollar	Sell	7/15/20	59,124	54,805	(4,319)
	British Pound	Sell	6/17/20	58,913	59,838	925
	Canadian Dollar	Buy	7/15/20	67,329	67,846	(517)
	Euro	Sell	6/17/20	334,892	325,239	(9,653)
	Hong Kong Dollar	Sell	8/19/20	53,926	53,968	42
	Japanese Yen	Buy	8/19/20	289,610	290,795	(1,185)
	New Zealand Dollar	Buy	7/15/20	61,938	60,207	1,731
	Norwegian Krone	Buy	6/17/20	44,713	43,361	1,352
	Norwegian Krone	Sell	6/17/20	44,713	44,378	(335)
	Swedish Krona	Buy	6/17/20	89,457	87,052	2,405
	Swedish Krona	Sell	6/17/20	89,457	85,608	(3,849)
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/20	39,128	35,844	3,284
	British Pound	Buy	6/17/20	57,678	58,414	(736)
	Canadian Dollar	Buy	7/15/20	1,017	1,289	(272)
	Euro	Sell	6/17/20	19,876	19,192	(684)
	Japanese Yen	Buy	8/19/20	200,921	203,234	(2,313)
	New Zealand Dollar	Buy	7/15/20	21,721	20,862	859
Unrealized appreciation						143,474
Unrealized (depreciation)						(195,738)
Total						$(52,264)

* The exchange currency for all contracts listed is the United States Dollar.

Dynamic Asset Allocation Equity Fund 35

FUTURES CONTRACTS OUTSTANDING at 5/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	51	$3,554,789	$3,551,640	Jun-20	$498,774
S&P 500 Index E-Mini (Long)	6	913,293	912,600	Jun-20	53,210
Unrealized appreciation					551,984
Unrealized (depreciation)					—
Total					$551,984

WRITTEN OPTIONS OUTSTANDING at 5/31/20 (premiums $9,905)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
EUR/GBP (Call)	Aug-20/GBP 0.95	$363,153	EUR	$327,150	$1,186
USD/JPY (Put)	Jul-20/JPY 102.00	245,490		245,490	91
USD/JPY (Put)	Nov-20/JPY 100.00	363,025		363,025	1,650
Goldman Sachs International
EUR/CHF (Put)	Jun-20/CHF 1.00	472,956	EUR	426,067	3
USD/JPY (Put)	Nov-20/JPY 100.00	363,025		363,025	1,652
UBS AG
EUR/GBP (Call)	Aug-20/GBP 0.94	363,153	EUR	327,150	1,196
Total					$5,778

36 Dynamic Asset Allocation Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$1,024,160	$831,774	$—
Capital goods	3,070,107	617,786	—
Communication services	2,502,720	644,904	—
Conglomerates	498,131	—	—
Consumer cyclicals	5,929,295	1,824,302	—
Consumer staples	2,859,654	1,488,919	—
Energy	1,119,606	498,908	—
Financials	5,589,259	1,979,006	—
Health care	5,935,950	1,391,333	—
Miscellaneous	—	53,110	—
Technology	14,078,493	2,416,881	—
Transportation	569,421	220,137	—
Utilities and power	1,622,567	286,654	—
Total common stocks	44,799,363	12,253,714	—

Convertible preferred stocks	58,155	9,111	—
Investment companies	516,945	—	—
Purchased options outstanding	—	23,290	—
Short-term investments	4,783,738	1,062,791	—
Totals by level	$50,158,201	$13,348,906	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(52,264)	$—
Futures contracts	551,984	—	—
Written options outstanding	—	(5,778)	—
Totals by level	$551,984	$(58,042)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 37

Statement of assets and liabilities 5/31/20

ASSETS
Investment in securities, at value, including $593,894 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $48,821,710)	$58,115,494
Affiliated issuers (identified cost $5,391,613) (Notes 1 and 5)	5,391,613
Cash	7,171
Foreign currency (cost $4,572) (Note 1)	4,577
Dividends, interest and other receivables	133,928
Receivable for shares of the fund sold	108,244
Receivable for investments sold	66,101
Foreign tax reclaim	27,105
Receivable from Manager (Note 2)	1,985
Receivable for variation margin on futures contracts (Note 1)	1,170
Unrealized appreciation on forward currency contracts (Note 1)	143,474
Prepaid assets	19,797
Total assets	64,020,659

LIABILITIES
Payable for investments purchased	98,405
Payable for shares of the fund repurchased	48,164
Payable for custodian fees (Note 2)	95,185
Payable for investor servicing fees (Note 2)	981
Payable for Trustee compensation and expenses (Note 2)	6,682
Payable for administrative services (Note 2)	243
Payable for auditing and tax fees	73,386
Payable for variation margin on futures contracts (Note 1)	36,793
Unrealized depreciation on forward currency contracts (Note 1)	195,738
Written options outstanding, at value (premiums $9,905) (Note 1)	5,778
Collateral on securities loaned, at value (Note 1)	607,875
Other accrued expenses	10,204
Total liabilities	1,179,434

Net assets	$62,841,225

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$54,108,442
Total distributable earnings (Note 1)	8,732,783
Total — Representing net assets applicable to capital shares outstanding	$62,841,225

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($21,277 divided by 1,859 shares)	$11.45
Offering price per class A share (100/94.25 of $11.45)*	$12.15
Net asset value, offering price and redemption price per class P share
($62,819,948 divided by 5,486,692 shares)	$11.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

38 Dynamic Asset Allocation Equity Fund

Statement of operations Year ended 5/31/20

INVESTMENT INCOME
Dividends (net of foreign tax of $36,764)	$1,444,224
Interest (including interest income of $105,115 from investments in affiliated issuers) (Note 5)	111,149
Securities lending (net of expenses) (Notes 1 and 5)	2,891
Total investment income	1,558,264

EXPENSES
Compensation of Manager (Note 2)	418,631
Investor servicing fees (Note 2)	7,172
Custodian fees (Note 2)	98,190
Trustee compensation and expenses (Note 2)	3,251
Administrative services (Note 2)	2,000
Auditing and tax fees	85,300
Other	53,504
Fees waived and reimbursed by Manager (Note 2)	(227,227)
Total expenses	440,821
Expense reduction (Note 2)	(2,589)
Net expenses	438,232

Net investment income	1,120,032

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	711,931
Foreign currency transactions (Note 1)	(4,650)
Forward currency contracts (Note 1)	(187,304)
Futures contracts (Note 1)	(842,569)
Written options (Note 1)	(19,050)
Total net realized loss	(341,642)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,296,232
Assets and liabilities in foreign currencies	2,684
Forward currency contracts	45,051
Futures contracts	823,962
Written options	5,903
Total change in net unrealized appreciation	4,173,832

Net gain on investments	3,832,190

Net increase in net assets resulting from operations	$4,952,222

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Equity Fund 39

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 5/31/20	Year ended 5/31/19
Operations
Net investment income	$1,120,032	$1,481,092
Net realized gain (loss) on investments
and foreign currency transactions	(341,642)	4,481,851
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	4,173,832	(7,797,604)
Net increase (decrease) in net assets resulting
from operations	4,952,222	(1,834,661)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(291)	(272)
Class P	(1,192,888)	(1,165,086)
Net realized short-term gain on investments
Class A	—	(292)
Class P	—	(1,047,731)
From net realized long-term gain on investments
Class A	(151)	(1,953)
Class P	(497,536)	(7,002,285)
Increase (decrease) from capital share transactions (Note 4)	(19,060,329)	2,330,261
Total decrease in net assets	(15,798,973)	(8,722,019)

NET ASSETS
Beginning of year	78,640,198	87,362,217
End of year	$62,841,225	$78,640,198

The accompanying notes are an integral part of these financial statements.

40 Dynamic Asset Allocation Equity Fund

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Dynamic Asset Allocation Equity Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
May 31, 2020	$11.07	.16	.46	.62	(.16)	(.08)	(0.24)	$11.45	5.47	$21.85		1.36	89
May 31, 2019	13.28	.21	(.81)	(.60)	(.17)	(1.44)	(1.61)	11.07	(3.72)	39.86		1.71	115
May 31, 2018	12.75	.20	1.52	1.72	(.28)	(.91)	(1.19)	13.28	13.56	21.87		1.52	50
May 31, 2017	11.05	.15	1.70	1.85	(.15)	—	(0.15)	12.75	16.84	18.89		1.30	106
May 31, 2016	12.19	.14	(.83)	(.69)	(.14)	(.31)	(0.45)	11.05	(5.69)	16	1.03[e]	1.20[e]	109
Class P
May 31, 2020	$11.09	.18	.46	.64	(.20)	(.08)	(0.28)	$11.45	5.61	$62,820.62		1.58	89
May 31, 2019	13.30	.23	(.79)	(.56)	(.21)	(1.44)	(1.65)	11.09	(3.43)	78,602.62		1.85	115
May 31, 2018	12.77	.24	1.51	1.75	(.31)	(.91)	(1.22)	13.30	13.79	87,341.63		1.77	50
May 31, 2017†	11.41	.14	1.38	1.52	(.16)	—	(0.16)	12.77	13.39*	82,074	.45*	1.20*	106

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to May 31, 2017.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	Class A	Class P
May 31, 2020	0.32%	0.32%
May 31, 2019	0.28	0.28
May 31, 2018	0.26	0.26
May 31, 2017	0.29	0.23*
May 31, 2016	0.33	—

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

42 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 43

Notes to financial statements 5/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through May 31, 2020.

Putnam Dynamic Asset Allocation Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term growth. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in common stocks. This policy may be changed only after 60 days’ notice to shareholders. While Putnam Management typically allocates approximately 75% of the fund’s assets to investments in U.S. companies, and 25% of the fund’s assets to investments in international companies, these allocations may vary. Putnam Management invests mainly in developed countries but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A and class P shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, and generally do not pay a contingent deferred sales charge. Class P shares, which are sold at net asset value, are generally subject to the same expenses as class A, but do not bear a distribution fee and bear lower investor servicing fee, which is identified in Note 2. Class P shares are generally only available to corporate and institutional clients and clients in other approved programs. Class P shares are not available to all investors. As of the end of the reporting period, all of the class P shares are held by the Putnam RetirementReady Funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

44 Dynamic Asset Allocation Equity Fund

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable

Dynamic Asset Allocation Equity Fund 45

withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

46 Dynamic Asset Allocation Equity Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $62,664 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $607,875 and the value of securities loaned amounted to $593,894.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the

Dynamic Asset Allocation Equity Fund 47

committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $400,312 recognized during the period between November 1, 2019 and May 31, 2020 to its fiscal year ending May 31, 2021.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from late year loss deferrals and from unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $222,574 to decrease undistributed net investment income and $222,574 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,522,046
Unrealized depreciation	(2,504,975)
Net unrealized appreciation	9,017,071
Undistributed ordinary income	117,263
Post-October capital loss deferral	(400,312)
Cost for federal income tax purposes	$54,983,978

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

48 Dynamic Asset Allocation Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.589% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.02% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $227,227 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A and class P shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$63
Class P	7,109
Total	$7,172

Dynamic Asset Allocation Equity Fund 49

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $203 under the expense offset arrangements and by $2,386 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $44, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies for net commissions from the sale of shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$58,182,354	$75,711,522
U.S. government securities (Long-term)	—	—
Total	$58,182,354	$75,711,522

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

50 Dynamic Asset Allocation Equity Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	10	$117	1,669	$18,758
Shares issued in connection with
reinvestment of distributions	36	442	243	2,517
	46	559	1,912	21,275
Shares repurchased	(1,664)	(18,689)	—	—
Net increase (decrease)	(1,618)	$(18,130)	1,912	$21,275

	YEAR ENDED 5/31/20		YEAR ENDED 5/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	2,343,636	$27,269,188	2,777,757	$33,906,980
Shares issued in connection with
reinvestment of distributions	137,393	1,690,424	887,775	9,215,102
	2,481,029	28,959,612	3,665,532	43,122,082
Shares repurchased	(4,083,603)	(48,001,811)	(3,143,810)	(40,813,096)
Net increase (decrease)	(1,602,574)	$(19,042,199)	521,722	$2,308,986

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,214	65.30%	$13,900

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$685,922	$10,689,323	$10,767,370	$7,620	$607,875
Putnam Short Term
Investment Fund**	6,727,586	27,591,539	29,535,387	105,115	4,783,738
Total Short-term
investments	$7,413,508	$38,280,862	$40,302,757	$112,735	$5,391,613

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Equity Fund 51

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$6,000
Purchased currency option contracts (contract amount)	$2,800,000
Written equity option contracts (contract amount)	$6,000
Written currency option contracts (contract amount)	$2,100,000
Futures contracts (number of contracts)	60
Forward currency contracts (contract amount)	$16,100,000
Warrants (number of warrants)	14,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments	$166,764	Payables	$201,516
Equity contracts	Investments	551,984*	Payables	—
Total		$718,748		$201,516

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

52 Dynamic Asset Allocation Equity Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(187,304)	$(187,304)
Equity contracts	11,124	(1,484)	(842,569)	—	(832,929)
Total	$11,124	$(1,484)	$(842,569)	$(187,304)	$(1,020,233)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$(15,525)	$—	$45,051	$29,526
Equity contracts	(4,311)	—	823,962	—	819,651
Total	$(4,311)	$(15,525)	$823,962	$45,051	$849,177

Dynamic Asset Allocation Equity Fund 53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$1,170	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,170
Forward currency contracts#	11,624	14,463	—	6,580	7,017	17,457	16,859	13,399	11,764	26,016	7,697	6,455	4,143	143,474
Purchased options**#	11,038	—	—	—	—	7,060	—	—	—	—	—	5,192	—	23,290
Total Assets	$22,662	$14,463	$1,170	$6,580	$7,017	$24,517	$16,859	$13,399	$11,764	$26,016	$7,697	$11,647	$4,143	$167,934
Liabilities:
Futures contracts§	—	—	36,793	—	—	—	—	—	—	—	—	—	—	36,793
Forward currency contracts#	16,337	4,783	—	9,871	16,429	24,382	18,602	50,690	8,480	18,068	4,233	19,858	4,005	195,738
Written options#	2,927	—	—	—	—	1,655	—	—	—	—	—	1,196	—	5,778
Total Liabilities	$19,264	$4,783	$36,793	$9,871	$16,429	$26,037	$18,602	$50,690	$8,480	$18,068	$4,233	$21,054	$4,005	$238,309
Total Financial and
Derivative Net Assets	$3,398	$9,680	$(35,623)	$(3,291)	$(9,412)	$(1,520)	$(1,743)	$(37,291)	$3,284	$7,948	$3,464	$(9,407)	$138	$(70,375)
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$3,398	$9,680	$(35,623)	$(3,291)	$(9,412)	$(1,520)	$(1,743)	$(37,291)	$3,284	$7,948	$3,464	$(9,407)	$138
Controlled collateral
received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $424,926.

54 Dynamic Asset Allocation Equity Fund	Dynamic Asset Allocation Equity Fund 55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $538,644 as a capital gain dividend with respect to the taxable year ended May 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 96.59% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

56 Dynamic Asset Allocation Equity Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Dynamic Asset Allocation Equity Fund 57

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Dynamic Asset Allocation Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Equity Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Dynamic Asset Allocation Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2020	$73,236	$ —	$9,697	$ —
May 31, 2019	$69,738	$ —	$25,352	$ —

For the fiscal years ended May 31, 2020 and May 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $293,413 and $572,336 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2020	$ —	$283,716	$ —	$ —
May 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020